Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Thomas W. Steipp, Chief Executive Officer of Symmetricom, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

i.                          the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13 (a) or Section 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended; and

ii.                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: February 08, 2006	By:	/s/ THOMAS W. STEIPP
Thomas W. Steipp
Chief Executive Officer

* * * * *

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, William Slater, Chief Financial Officer of Symmetricom, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

i.                          the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13 (a) or Section 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended; and

ii.                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: February 08, 2006	By:	/s/ WILLIAM SLATER
William Slater
Chief Financial Officer